UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF NEW JERSEY
Caption in compliance with D.N.J. LBR 9004-2(c)

McCARTER & ENGLISH, LLP
Lisa S. Bonsall
Scott H. Bernstein
Four Gateway Center
100 Mulberry Street
Newark, New Jersey 07102
Telephone: (973) 622-4444
Facsimile:  (973) 624-7070

Counsel for Debtor and Debtor-in-Possession

In re: FRANKLIN CREDIT HOLDING CORPORATION, Debtor.1	Chapter 11 Case No. 12-24411 (DHS)

MOTION OF FRANKLIN CREDIT HOLDING CORPORATION
FOR AN ORDER (A) APPROVING NON-MATERIAL MODIFICATIONS
TO ITS PREPACKAGED PLAN WITHOUT THE NEED FOR FURTHER SOLICITATION OF VOTES AND (B) DETERMINING THAT VOTES CAST
WITH RESPECT TO THE ORIGINAL PREPACKAGED PLAN WILL BE
DEEMED CAST WITH RESPECT TO THE FIRST AMENDED PREPACKAGED PLAN

Franklin Credit Holding Corporation (the “Debtor”), the debtor and debtor-in-possession in the above-captioned chapter 11 case (the “Chapter 11 Case”), by and through its undersigned counsel, hereby submits this motion (the “Motion”) for entry of an order, the proposed form of which is being filed concurrently herewith (the “Proposed Form of Order”), pursuant to section 1127(a) of Title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (as amended, the “Bankruptcy Code”) and Rule 3019(a) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) (A) approving non-material modifications to the Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation [Docket No. 2] (including all exhibits thereto, the “Original Plan”), without the need for further solicitation of votes and (B) determining that votes cast with respect to the Original Plan be deemed votes cast with respect to the First Amended Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation (including all exhibits thereto, the “Amended Plan”).  In support of this Motion, the Debtor respectfully submits the Certification of Lisa S. Bonsall, Esq.  In further support of this Motion, the Debtor respectfully states as follows:

I.           Background

A.           The Chapter 11 Case

1. On June 4, 2012 (the “Petition Date”), the Debtor commenced its bankruptcy case by filing a voluntary petition for relief under chapter 11 of the Bankruptcy Code  in the United States Bankruptcy Court for the District of New Jersey (the “Court”).
2. The Debtor continues to operate and manage its business and properties as a debtor-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.  No trustee, examiner or creditors’ committee has been appointed in this case.

B.           The Original Plan and the Amended Plan

3. On the Petition Date, the Debtor filed the Original Plan and the Disclosure Statement Soliciting Acceptances of Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation [Docket No. 2] (the “Disclosure Statement”).
4. Prior to the Petition Date, the Debtor commenced solicitation of votes with respect to the Original Plan through the Disclosure Statement.  As set forth in the Certification of Lisa S. Bonsall With Respect to Solicitation and Tabulation of Votes on the Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation, The Huntington National Bank and Huntington Finance LLC (the holders of the Class 3(a) and Class 3(b) Claims), representing all of the impaired secured creditors, voted to accept the Original Plan.  Deloitte LLP, the sole creditor whose claim is classified as a general unsecured, non-insider claim in Class 4, did not return a ballot because Deloitte LLP has a policy not to vote to accept or reject chapter 11 plans.

5. The Debtor has made certain non-material modifications to the Original Plan to resolve, inter alia, minor issues raised by bankruptcy counsel to the United States Securities and Exchange Commission and the Financial Industry Regulatory Authority (“FINRA”).  A copy of the Amended Plan has been filed contemporaneously herewith.  A copy of the Amended Plan, redlined against the Original Plan, is annexed hereto as Exhibit A.
6. Specifically, the Debtor has made the following non-material modifications to the Original Plan:
a.
Added a sentence to section 10.1 of the Original Plan that clarifies the existing release in Article X of the Original Plan by expressly stating that, notwithstanding anything to the contrary contained “in the Disclosure Statement, this Plan, and/or the Confirmation Order, no provision shall release any non-debtor, including any current and/or former officer and/or director of the Debtor from any liability to the United States Securities and Exchange Commission, in connection with any legal action or claim brought by such governmental unit against such person(s).”  This modification was made at the request of bankruptcy counsel to the United States Securities and Exchange Commission.

b.
Added defined terms to Article 2 of the Original Plan and amended sections 4.1 and 4.2 of the Original Plan to provide a mechanism by which Professionals (as defined in the Original Plan) may have their fee applications heard and decided within a period of time shorter than that provided by the Original Plan for other holders of administrative expense claims.

c.
Revised the definition of Distribution Record Date to effect a Distribution Record Date to occur after confirmation in order to address concerns raised by FINRA that there may be a lengthy period during which persons and entities may unknowingly trade in the Debtor’s interests after the identities of the Holders of Interest are fixed for distribution purposes.

7. The non-material modifications to the Original Plan incorporated into the Amended Plan have been reviewed by counsel to The Huntington National Bank in its capacity as administrative agent under the Legacy Credit Agreement and the Licensing Credit Agreement. Counsel to The Huntington National Bank has no objection to the non-material modifications to the Original Plan and does not believe the further solicitation of votes is necessary.

II.           Jurisdiction, Venue and Predicates for Relief

8. This Court has jurisdiction to consider this matter pursuant to 28 U.S.C. § 1334.  This is a core proceeding pursuant to 28 U.S.C. § 157(b)(2).  Venue is proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409.
9. The predicates for the relief requested herein are section 1127(a) of the Bankruptcy Code and Bankruptcy Rule 3019(a).

III.           Relief Requested and Basis Thereof

10. By this Motion, the Debtor respectfully requests that this Court enter an order (A) approving the proposed non-material modifications contained in the Amended Plan without the need for further solicitation of votes and (B) determining that the votes cast with respect to the Original Plan be deemed votes cast with respect to the Amended Plan.

A.           The Non-Material Modifications to the Original Plan Should be Approved

11. Section 1127 of the Bankruptcy Code authorizes the modification of a chapter 11 plan by its proponent at any time prior to the confirmation, so long as the plan as modified satisfies the requirements of sections 1122 and 1123 of the Bankruptcy Code.  See 11 U.S.C. § 1127(a); see also Enron Corp. v. New Power Co. (In re New Power Co.), 438 F.3d 1113, 1117 (11th Cir. 2006); In re Cellular Info. Sys., Inc., 171 B.R. 926, 929 n. 6 (Bankr. S.D.N.Y. 1994).  After such modification, the Bankruptcy Code provides that “the plan as modified becomes the plan.”  11 U.S.C. § 1127(a).
12. Non-material plan modifications must comply with the disclosure requirements as set forth in section 1125 of the Bankruptcy Code.  See 11 U.S.C. 1127(c).  As courts have noted, however, such disclosure requirements do not mandate resolicitation of the plan.  See In re Cellular Info. Sys., 171 B.R. at 926 n. 6 (“I find that such changes are nonmaterial modifications which do not require resolicitation of the respective impaired classes of creditors and equity security holders”).  Rather, only those modifications that are “material” require resolicitation.  See In re Am. Solar King Corp., 90 B.R. 808, 824 (Bankr. W.D. Tex. 1988).
13. A plan modification is not material  unless it “so affects a creditor or interest holder who accepted the plan that such entity, if it knew of the modification, would be likely to reconsider acceptance.”  Id.  Therefore, a modification which is not likely to trigger the reconsideration of a vote will satisfy the disclosure requirements of section 1125 of the Bankruptcy Code.  See id.; see also In re Concrete Designers, Inc., 173 B.R. 354, 356 (Bankr. S.D. Ohio 1994) (a “clear and obvious improvement of the position of the creditors affected by the modification” does not require resolicitation of the modified plan).  Nor will a modification that is determined to be non-material require resolicitation.  See In re Am. Solar King, 90 B.R. at 824.  This reading of section 1127(c) is entirely consistent with the disclosure requirement in section 1125 because a modification that is not material is, “by definition one which will not affect a creditor’s voting decision,” and thus, “[a]dditional disclosure would serve no purpose.”  Id.
14. Courts have held that further disclosure is only necessary when the modification materially and adversely impacts a claimant’s treatment.  See Resolution Trust Corp. v. Best Prods. Co., 177 B.R. 791, 802 (S.D.N.Y. 1995), aff’d, 68 F.3d 26 (2d Cir. 1995) (noting that the key inquiry was whether the modification materially altered the plan of reorganization so that a claimant’s treatment was adversely affected); see also In re Power, 438 F.3d at 1118 (“[A]s an initial matter, we consider whether there was any material and adverse modifications from the First Amended Plan”).
15. Bankruptcy Rule 3019, designed to implement section 1127 of the Bankruptcy Code, provides in relevant part:  “[i]n a chapter 9 or chapter 11 case, after a plan has been accepted and before confirmation, the proponent may file a modification of the plan.”  Fed. R. Bankr. P. 3019(a).  The term “accepted” as used by Bankruptcy Rule 3019 refers to the record prior to confirmation after which acceptances and rejections are solicited.  See In re Dow Corning Corp., 237 B.R. 374, 378 (Bankr. E.D. Mich. 1999).  Modifications implemented through Bankruptcy Rule 3019 do not require resolicitation where the court determines, after notice and a hearing, “that the proposed modification does not adversely change the treatment of the claim of any creditor or the interest of any equity security holder who has not accepted in writing the modification.”  Fed. R. Bankr. P. 3019(a).

16. Specifically, the Debtor has made the following non-material modifications to the Original Plan:
a.
Added a sentence to section 10.1 of the Original Plan that clarifies the existing release in Article X of the Original Plan by expressly stating that, notwithstanding anything to the contrary contained “in the Disclosure Statement, this Plan, and/or the Confirmation Order, no provision shall release any non-debtor, including any current and/or former officer and/or director of the Debtor from any liability to the United States Securities and Exchange Commission, in connection with any legal action or claim brought by such governmental unit against such person(s).”  This modification was made at the request of bankruptcy counsel to the United States Securities and Exchange Commission.

b.
Added defined terms to Article 2 of the Original Plan and amended sections 4.1 and 4.2 of the Original Plan to provide a mechanism by which Professionals (as defined in the Original Plan) may have their fee applications heard and decided within a period of time shorter than that provided by the Original Plan for other holders of administrative expense claims.

c.
Revised the definition of Distribution Record Date to effect a Distribution Record Date to occur after confirmation in order to address concerns raised by FINRA that there may be a lengthy period during which persons and entities may unknowingly trade in the Debtor’s interests after the identities of the Holders of Interest are fixed for distribution purposes.

17. The Debtor submits that its modifications to the Original Plan do not materially or adversely affect the treatment of any creditor under the Original Plan.  The revised release language does not change the substance of the Release, but merely clarifies that any claims of the United States Securities and Exchange Commission against non-debtors are not released.  The change on the Distribution Record Date does not change the substance of the Original Plan at all, but accommodates a specific request that the date be post-confirmation.  And the language regarding professional fee claims clarifies the time period for objecting to such claims, but not does not affect the substance of the Original Plan.
18. Moreover, counsel to The Huntington National Bank (administrative agents under the Legacy Credit Agreement and the Licensing Credit Agreement) have voiced no objection to these modifications.  The proposed modifications principally resolve minor issues raised by bankruptcy counsel to the United States Securities and Exchange Commission and FINRA.  The parties in interest in the Debtor’s case will not be prejudiced in any event because they have received notice of the hearing to consider the confirmation of the Amended Plan and will have an opportunity to object to the Amended Plan at that time.  In addition, the Debtor has filed Form 8-Ks and posted updates on the investor relations section of the Debtor’s website for the purpose of informing interest holders of these modifications.  The Debtor reserves the right to further modify the Amended Plan.

B.           The Votes Cast With Respect to the Original Plan Should be Deemed VotesCast With Respect to the Amended Plan

19. Section 1127(d) of the Bankruptcy Code provides that “[a]ny holder of a claim or interest that has accepted or rejected a plan is deemed to have accepted or rejected, as the case may be, such plan as modified, unless, within the time fixed by the court, such holder changes such holder’s previous acceptance or rejection.”  11 U.S.C. § 1127(d); see also In re Power Co., 438 F.3d at 1117-18; In re Sentinel Mgmt. Group, Inc., 398 B.R. 281, 301 (Bankr. N.D. Ill. 2008) (“[A] court may deem a claim or interest holder’s vote for or against a plan as a corresponding vote with respect to a modified plan”).
20. The changes proposed hereby are all non-material and were generally prepared at the request of the United States Securities and Exchange Commission and FINRA.  Primarily, the changes clarify the preexisting terms of the release contained in Article X of the Original Plan and set the Distribution Record Date for a date after confirmation of the Amended Plan.  Accordingly, the Debtor submits that holders of impaired claims need not be given time to re-cast their ballots, and that the votes of holders of claims in the voting classes to accept or reject the Original Plan should be deemed votes to accept or reject the Amended Plan.
IV.           Notice

21. No trustee, examiner or creditors’ committee has been appointed in this chapter 11 case.  Notice of this Application has been given to (i) the Office of the United States Trustee for the District of New Jersey; (ii) counsel for the administrative agent for the Debtor’s secured creditors; (iii) Deloitte, LLP, the Debtor’s unsecured creditor; and (iv) those parties who have filed a notice of appearance and request for service of pleadings in this chapter 11 case pursuant to Bankruptcy Rule 2002.  In light of the nature of the relief requested herein, the Debtor submits that no other or further notice is necessary.
V.           No Previous Request
22. No previous request for the relief sought herein has been made by the Debtor to this or any other court.
VI.           Waiver of Brief
23. As no novel issue of law is raised and the relevant authorities relied upon by the Debtor are set forth herein, the Debtor respectfully submits that the requirement under D.N.J. LBR 9013-2 of filing a brief be waived.

VII.           Conclusion

WHEREFORE, for the foregoing reasons, the Debtor respectfully requests entry of the Proposed Form Of Order, substantially in the form filed contemporaneously herewith, granting the relief requested herein and such other and further relief as the Court may deems just and proper.
Dated:  July 3, 2012
Newark, New Jersey                                                                Respectfully submitted,

McCARTER & ENGLISH, LLP

/s/ Lisa S. Bonsall
Lisa S. Bonsall
Scott H. Bernstein
Four Gateway Center
100 Mulberry Street
Newark, New Jersey 07102
Tel No. (973) 622-4444
Fax No. (973) 624-7070

 Counsel to Debtor and Debtor-in-Possession

1Franklin Credit Holding Corporation is located at 101 Hudson St., 25th Fl., Jersey City, New Jersey 07302.  Its tax identification number is 26-3104776.